UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2006

Salomon Brothers Inflation Management Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-21533	35-2228696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Salomon Brothers Inflation Management Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure.

On February 13, 2006, Salomon Brothers Inflation Management Fund Inc. entered into a settlement agreement with Karpus Management, Inc. (d/b/a Karpus Investment Management) and its directors, officers and all of its respective affiliates (the “Settlement Agreement”). The Settlement Agreement, including all exhibits, is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

The Settlement Agreement, including all exhibits, is also being filed as solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and as a pre-commencement communication pursuant to Rule 13e-4(c) under the 1934 Act.

Item 9. 01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1 Settlement Agreement, dated as of February 13, 2006 by and among Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective Affiliates (as defined) and Salomon Brothers Inflation Management Fund Inc. (including exhibits).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Inflation Management Fund Inc. (Registrant)

Date: February 13, 2006	/s/ Thomas C. Mandia
(Signature)

Name: Thomas C. Mandia
Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit Number

99.1 Settlement Agreement, dated as of February 13, 2006 by and among Karpus Management, Inc. (d/b/a Karpus Investment Management), its directors, officers and all of its respective Affiliates (as defined) and Salomon Brothers Inflation Management Fund Inc. (including exhibits).

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